Sandler O’Neill + Partners, L.P. East Coast Financial Services Conference Palm Beach, FL November 11, 2015 Exhibit 99.1

This presentation contains forward-looking statements, as defined by Federal Securities Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks, Inc. (CSFL). These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q and Form 10-K filed with the Securities Exchange Commission. CSFL undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation. Forward Looking Statement

4 3 2 10 86 73 92 126 45 45 8 23 28 As of 9/30/15 Headquartered in Davenport, FL on the I-4 Corridor $3.9B in assets ($4.7B pro forma) $2.6B in loans ($3.1B pro forma) $3.2B in deposits ($3.9B pro forma) Company formed: June 2000 57 branches (74 branches pro forma) Correspondent banking segment Corporate Overview Pro Forma Commercial and Retail Banking Offices Correspondent Banking – Client Banks (606)

Banking the Sunshine State

Florida’s $800B economy is 70% larger than any other state in the southeastern United States. If the Sunshine State was a country, Florida’s economy would be the 18th largest in the world – larger than Saudi Arabia, Poland, Chile and Argentina. With a population nearing 20 million and 800 more people moving down each day, Florida passed New York as the 3rd most populous state in the US. Why invest in Florida? Source: Bureau of Economic Analysis and US Census Bureau

Existing home sales in 2014 approached the peak year of 2005. Unemployment is down to 5.2% and the participation rate is on the rise. The inventory of homes for sale is down to a 4.4 month supply. Why invest in Florida? Source: Bureau of Labor Statistics and Florida Realtors Median Sale Price $190K $180K $170K $160K $150K $140K $130K $120K

Tourism is on the rise. Florida hosted a record of 99 million visitors to the state in 2014. Florida is a business friendly state with no personal income tax. Why invest in Florida? Source: Visit Florida Florida Historic Visitor Estimates

Capital Management

18 CSFL – Best Positioned Florida Consolidator Source: SNL Financial Data as of MRQ available on all Florida headquartered banks under $10 billion in assets. Public companies are defined as financial institutions traded on a national exchange. Ocala National Bank (Jan 2009) Olde Cypress Community Bank (July 2010) Independent National Bank of Ocala (Aug 2010) Community National Bank of Bartow (Aug 2010) Central Florida State Bank (Jan 2012) First Guaranty Bank & Trust Co. (Jan 2012) Federal Trust from The Hartford Insurance (Nov 2011) TD Bank divesture (Jan 2011) Gulfstream Bancshares (Jan 2014) First Southern Bancorp (June 2014) Community Bank of South Florida (announced Oct. 2015) Hometown of Homestead Banking Co. (announced Oct 2015) FDIC Acquisitions Non-FDIC Acquisitions Florida Headquartered Banks – 151

# 3Q15 Acquisitions: Community Bank of Florida + Stiles National Bank of South Florida

## Combined Target Financials [(1)]

Total Assets = $841 million
Total Loans = $544 million
Total Deposits = $730 million

## Attractive Returns

- Mid-teen EPS accretion fully phased-in by 2017
- Price / LTM core pre provision earnings with cost saves = 7.5x [(2)]
- 3.25 year tangible book value earnback
- Core deposit premium = 3.8% [(3)]
- Internal rate of return greater than 20.0%

## Assumptions

- Buyer merger related expenses = ~ $12 million pre-tax in Q1 '16
- Cost savings = ~ 40% of combined expense base fully phased-in (66% in 2016, 100% in 2017)

CenterState BANKS, INC.

*Source: SNL Financial*
*Data as of most recent period available*
(1) *Data as of 6/30/15; excludes purchase accounting adjustments*
(2) *Calculated as LTM pre-tax net income plus provision and OREO expenses, less normalized taxes (35%), plus expense savings (on LTM non-interest expense)*
(3) *Combined deal value less targets' tangible common equity as a percentage of targets' core deposits (less than $100,000)*

10

Offices: 74 Assets: $4.7 billion Deposits: $3.9 billion Loans: $3.1 billion CSFL (57) CBKS (11) 1st National (6) Tampa Jacksonville Orlando Winter Haven Miami Port St. Lucie Overview of Pro Forma Franchise Source: SNL Financial Financial data as of 6/30/15 Excludes purchase accounting adjustments and potential branch closures Includes zip codes served of: 33030, 33032, 33033, 33034, 33157, 33193 and 33187 Includes all Florida headquartered institutions with total assets less than $20.0 bn; deposit market share data as of 6/30/15, pro forma for announced transactions Pro Forma Highlights (1) Moves CenterState to the #6 Florida-based bank by deposit market share in the Miami MSA (~ $1.2B in deposits) Combines the #1 and #2 banks in South Miami-Dade County, to have 38% deposit market share (2) Strengthens position as Florida’s #2 community bank by deposit market share (3) Ocala

Significant Branch Overlap South Miami-Dade Market and Deposits by Branch Dollars in millions Source: SNL Financial Grey box denotes branch deposits as of 6/30/15 $29.0 $19.8 $31.9 $179.3 67% of 1st National branches are within 1 mile of a CSFL branch CSFL (7) 1st National (6) $58.3 $15.7 $18.1 $129.8 $5.1 $33.8 $58.8 $9.1 $38.1

Earnings

Operating ROAA (1) Profitability Metrics EPS & Operating EPS (1) (1) Operating ROAA and EPS exclude gain on sale of available for sale securities, bargain purchase gains, other nonrecurring income, merger related expenses, branch closure and efficiency initiatives, and other nonrecurring expense, net of tax.

$0.87 Operating Earnings Per Share: Historical and Consensus Forecast First Guaranty Bank and Central FL State Bk Gulfstream Bancshares, Inc. and First Southern Bancorp, Inc. * Excludes gain on sale of available for sale securities, bargain purchase gains, other nonrecurring income, merger related expenses, branch closure and efficiency initiatives, and other nonrecurring expense, net of tax. † Reflects consensus analyst estimate on 11/3/15 as reported by SNL Financial (Copyright © 2015, FactSet Research Systems Inc. All rights reserved.) Community Bank of Florida and Hometown of Homestead Banking Co. YTD

PCI Loans – Net Loan/IA Income Improvement Net Loan/IA income represents PCI Loan Interest Income less FDIC IA Amortization Yield % represents PCI Loan Yields Only † All projections are based on model at 9/30/15  ($ in thousands) 2013 2014 2015† 2016† 2017† PCI Loan Inc ACTUAL/ FORECAST $32,725 $34,168 $40,307 $25,004 $15,584 IA Amortization ACTUAL/ FORECAST $13,807 $20,743 $16,249 $9,299 $3,322 Net Loan/IA Inc ACTUAL/ FORECAST $18,918 $13,425 $24,058 $15,705 $12,262

Operating Performance & Efficiencies The Catalysts Ahead

Loan Production by Quarter ($ in millions) 8% growth 3Q15 (annualized); 11% YTD (annualized) $189M new production / $152M funded 56% CRE / 13% C&I / 24% SF / 7% other Pipeline $285M at Sept 30 versus $298M at Jun 30 As of 9/30/15 3Q15 Highlights

Number of Deposit Accounts (000’s) Building Franchise Value with Core Deposits Cost of Deposits 2011 – 2014 CAGR: 9.5% Deposit Mix vs. Peers † Core deposits defined as non-time deposits. * Source: SNL Financial; as of MRQ available. Peers include the following: ABCB, BNCN, CBF, CCBG, CFNL, CHCO, FBNC, FFIN, FNBC, HOMB, LION, LTXB, OZRK, PNFP, RNST, SBCF, SBSI, SFNC, SSB, STBZ, TOWN, UBSH, UCBI, WSBC

Operating Leverage Through Branch Consolidation 107% growth in deposits per branch and 92% growth in number of core accounts per branch 37 66 46 57 Jan. 2009 2009 ……to.…… 2015 Sep. 2015 37 Branches Average Size $27M & 1,200 core accounts 62 Branches Acquired Plus 4 De-novo Branches 46 Branches Consolidated, Closed or Sold 57 Branches Average Size $56M & 2,300 core accounts

10 Efficiency Ratio * Efficiency Ratio is defined as follows: [non-interest expense – intangible amortization – credit related expenses – merger related expenses – other nonrecurring expense] / [net interest income (fully tax equivalent) + non-interest income – gain on sale of AFS securities – FDIC indemnification revenue – nonrecurring income]

Summary and Investment Thesis Florida is an economic powerhouse and is dramatically improving CenterState is an attractive investment as one of the largest publicly traded banks headquartered in Florida Branch Efficiency / M&A Initiatives implemented in 2014 have resulted in significant improvement in operating earnings and efficiency ratio Core Deposit Franchise with strong DDA base should result in upside to net interest margin performance in a higher rate environment

Appendix

Total Loans by Type Total Loans Detail                   Loan Type No. of Loans Balance Avg Loan Balance     Residential Real Estate 6,023 $ 634 MM $105,300   CRE Owner Occupied 1,165 $ 457 MM $392,300 CRE Non-Owner Occupied 957 $777 MM $811,900   Construction, A&D, & Land 534 $ 100 MM $187,300   Commercial & Industrial 2,368 $ 298 MM $125,800   Consumer & All Other 3,748 $ 66 MM $17,600   Total   14,795   $ 2,332 MM   $157,600 Total Loan Portfolio as of September 30, 2015 Excluding purchased credit-impaired loans

Loans, excluding PCI loans Yields (TEY) Average Balances ($ in billions) NPAs / Loans & OREO (%) Source: SNL Financial, MRQ presented if current quarter not yet available Nonperforming assets include loans 90 days or more past due, nonaccrual loans, and OREO/ORA; and exclude FDIC covered assets Southeastern peers include ABCB, BNCN, CBF, CCBG, CFNL, CHCO, FBNC, FFIN, FNBC, HOMB, LION, LTXB, OZRK, PNFP, RNST, SBCF, SBSI, SFNC, SSB, STBZ, TOWN, UBSH, UCBI, WSBC. Florida peers include all banks headquartered in Florida with total assets between $500 million and $5 billion. Net Charge-offs (Recoveries) / Average Non PCI loans (%) * annualized

Non-Performing Assets (“NPAs”) In the last 12 months: Bank Property HFS down 75%, or $4MM FDIC Covered OREO down 70%, or $18MM Legacy OREO down 74%, or $6MM Legacy NPLs down 28%, or $9MM Legacy NPLs include nonaccrual loans and loans past due 90 days or more and still accruing interest, and exclude purchased credit-impaired loans and loans covered by FDIC loss share agreements. Legacy OREO /ORA include repossessed real estate and other repossessed assets that are not real estate, and exclude assets covered by FDIC loss share agreements. Bank Property HFS represents the real estate of former branch offices closed and transferred to held for sale.

Total Deposits by Type Total Deposits Detail 23 Total Deposit Portfolio as of September 30, 2015                   Deposit Type No. of Deposits Balance Avg Deposit Balance     Demand Deposits 53,954 $ 1,145 MM $21,200   Now Accounts 54,631 $ 622 MM $11,400   Savings Deposits 16,948 $ 249 MM $14,700   Money Market 6,575 $ 734 MM $111,700 Certificates of Deposits 10,207 $ 435 MM $42,600     Total   142,315   $ 3,185 MM   $22,300 Checking Accounts (DDA & NOW) No. of Accounts $ Balance Retail 76% 29% Commercial 24% 71% Top 10 represent approximately 4.5% of total deposits Top 20 represent approximately 6.8% of total deposits Deposit Relationships

Net Interest Margin tax equivalent Quarter to Quarter Comparison  2Q15  3Q15 Average Avg Average Avg Balance Rate Balance Rate Loans $2,237,178 4.59% $2,306,751 4.38% PCI loans 257,581 17.75% 241,393 16.27% Securities 764,359 2.53% 767,268 2.32% Fed funds sold and other 170,139 0.87% 165,927 0.85% Total interest earning assets $3,429,257 4.93% $3,481,339 4.64% Interest bearing deposits $2,014,726 0.27% $2,033,045 0.26% All other 243,445 0.74% 228,957 0.77% Total interest bearing liabilities $2,258,171 0.32% $2,262,002 0.31% Net Interest Margin   4.72%   4.44% NIM - 5 quarter history

Non-Interest Income – 3Q15 Components * Includes FDIC Indemnification Asset amortization and indemnification income. ($2.7)

Non-interest expense, ROE and EPS include corporate overhead allocations. Assumes 8% capital allocation. †Data presented on an annualized basis. Correspondent Banking Income Analysis Correspondent Earnings Measures (1)   2009 2010 2011 2012 2013 2014 1Q15 2Q15 3Q15     ROE2 38.06% 59.07% 25.67% 46.17% 4.46% 11.24% 20.05% 32.09% 17.48% EPS $0.34 $0.24 $0.11 $0.19 $0.02 $0.04 $0.03 $0.05 $0.03

Non-Interest Expense – 3Q15 Components ($0.1) ($0.8) ($0.2) ($0.9) Total non-operating expense includes merger related expenses and impairment on property held for sale.

Analyst Coverage Source: SNL Financial and/or analysts’ reports. Firm Analyst Report Rating Price 2016 Date Target EPS Estimate Fig Partners LLC John Rodis November 2, 2015 Market Perform $16.00 $1.04 314-570-2671 Hovde Group LLC Joseph Fenech November 2, 2015 Outperform $17.00 $1.08 312-386-5909 Keefe, Bruyette & Woods Inc. Brady Gailey, CFA October 28, 2015 Market Perform $16.00 $1.03 404-231-6546 Raymond James Financial Inc. Michael Rose October 28, 2015 Outperform 2 $16.50 $1.00 312-655-2940

Investor Contacts Ernie Pinner Executive Chairman esp@centerstatebank.com 863-419-7732 John Corbett President & Chief Executive Officer jcorbett@centerstatebank.com 863-294-6383 Jim Antal Chief Financial Officer jantal@centerstatebank.com 863-419-7775 Steve Young Treasurer Chief Operating Officer of Subsidiary Bank syoung@centerstatebank.com 863-294-8108